--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM 8-K
                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):     MAY 7, 1997
                                                         (APRIL 24, 1997)


                              ODS NETWORKS, INC.
            (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                        0-20191                 75-1911917
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


   1101 EAST ARAPAHO ROAD, RICHARDSON, TEXAS                        75081
   (Address of Principal Executive Offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (972) 234-6400


                           OPTICAL DATA SYSTEMS, INC.
                  (Former Name, if Changed Since Last Report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               ODS NETWORKS, INC.
                                   FORM 8-K
                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

    Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

    Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    Not applicable.

ITEM 5.  OTHER EVENTS.

    CHANGE OF CORPORATE NAME. Effective as of Thursday, April 24, 1997 (the "Effective Date"), the corporate name of Optical Data Systems, Inc., a Delaware corporation (the "Registrant" or "Company"), was formally changed to ODS NETWORKS, INC. The Board of Directors adopted and approved, on January 23, 1997, an amendment (the "Amendment") to Article One of the Registrant's Certificate of Incorporation changing the Registrant's name, subject to approval of the Amendment by stockholders of the Company. The holders of more than the required majority of issued and outstanding shares of common stock, $.01 par value per share (the "Common Stock"), of the Company entitled to vote thereon approved the Amendment, and thus the change of name, at the 1997 Annual Meeting of Stockholders held on April 24, 1997. Proxies were solicited of the holders of the Common Stock of the Company, pursuant to the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated March 21, 1997 (the "Proxy Statement"), which Proxy Statement was duly filed in definitive form with the Securities and Exchange Commission on March 14, 1997. The Amendment to the Registrant's Certificate of Incorporation is fully described in the Proxy Statement.

    NO CHANGES IN BUSINESS PLAN, MANAGEMENT, ASSETS, LIABILITIES, NET WORTH OR CAPITALIZATION. The name change did not and will not result in any change in the business, management, assets, liabilities, net worth or capitalization of the Registrant. As of the Effective Date of the Amendment, (i) the name of the Registrant was changed to ODS NETWORKS, INC., (ii) the Registrant's Common Stock, including all outstanding shares thereof, remained unchanged with no necessity for stockholders of the Registrant to exchange their previously issued stock certificate(s) evidencing their shares of Common Stock for new stock certificate(s), and (iii) the business of the Registrant will continue to be conducted in the same places and in the same manner as the business of the Registrant was previously conducted. The officers and directors of the Company as of the Effective Date of the Amendment will continue to serve as the officers and directors of the Registrant until their respective successors are elected.

    NASDAQ NATIONAL MARKET QUALIFICATION. As of the Effective Date of the Amendment, (i) the Registrant's Common Stock continued to be qualified for listing on The Nasdaq Stock Market, National Market System, under the symbol "ODSI", the symbol assigned to the Registrant's Common Stock prior to the Effective Date of the Amendment, (ii) the cusip number assigned to the Registrant's Common Stock was changed from 68382J 10 3 to 67082N 10 9, and
(iii) the Registrant adopted and approved a new form of stock certificate to evidence its shares of Common Stock.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

    Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

    (c)  EXHIBITS.

          3.1(1) --  Certificate of Amendment to the Certificate of
                     Incorporation of Optical Data Systems, Inc., a Delaware corporation.

         4.1(1)  --  Specimen of Common Stock Certificate.

         99.1(2) --  Definitive Proxy Statement of the Registrant, dated
                     March 21, 1997, relating to the 1997 Annual Meeting of Stockholders held on April 24, 1997.

         ---------------------

         (1)  Filed herewith.

         (2) Filed in definitive form with the Securities and Exchange Commission (File No. 0-20191) on March 14, 1997, and hereby incorporated herein by reference.



ITEM 8.  CHANGE IN FISCAL YEAR.

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ODS NETWORKS, INC.
                                              (Registrant)


                                            By:     /s/ G. WARD PAXTON
                                               --------------------------------
                                                       G. Ward Paxton,
                                               CHAIRMAN OF THE BOARD, PRESIDENT
                                                 AND CHIEF EXECUTIVE OFFICER
Date:  May 7, 1997                              (Principal Executive Officer)

                                 INDEX TO EXHIBITS



    EXHIBIT
    NUMBER                     DESCRIPTION OF EXHIBIT
    -------                    ----------------------

     3.1(1)  --  Certificate of Amendment to the Certificate of Incorporation
                 of Optical Data Systems, Inc., a Delaware corporation.

     4.1(1)  --  Specimen of Common Stock Certificate.

    99.1(2)  --  Definitive Proxy Statement of the Registrant, dated
                 March 21, 1997, relating to the 1997 Annual Meeting of Stockholders held on April 24, 1997.

---------------------

   (1)   Filed herewith.

   (2) Filed in definitive form with the Securities and Exchange Commission (File No. 0-20191) on March 14, 1997, and hereby incorporated herein by reference.